UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — January 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Semiannual report
1|31|12

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free
Municipal Fund

Semiannual report
1 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Markets in early 2012 have signaled a more consistently positive direction, supported by strengthening fundamentals. In the United States, where corporate earnings have been strong for more than a year, the employment picture has also brightened in recent months. The Federal Reserve has pledged to leave rates at historic lows at least through the end of 2014, and the beleaguered U.S. housing market has finally shown signs of recovery. The European debt situation and likely recession in that region continue to weigh heavily on markets, of course, alongside high unemployment here at home. However, we are encouraged by the change in investor sentiment.

We believe there are numerous investment opportunities resulting from the many market dislocations in recent years. Putnam’s rigorous bottom-up, fundamental investment approach is well suited to this environment, and the Putnam team is committed to uncovering returns for our shareholders, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT generally must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000. It is estimated that in 2012, an additional 29 million taxpayers might be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects, such as certain housing and resource recovery projects.

Putnam AMT-Free Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities. The managers’ goal is to provide an attractive level of income exempt from all federal taxes.

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federal tax-exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income. Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It is important to understand that a higher level of income will not necessarily cause you to owe the AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

How would you describe the environment in the municipal bond market during the six months ended January 31, 2012?

In the second half of the year, the municipal bond market gained back a good deal of what it had lost in the broad sell-off that occurred in the early months of 2011.

Despite last year’s dire predictions for the municipal bond market, widespread defaults never materialized, and the fiscal picture for states in general has been gradually improving. Defaults in 2011 were higher year over year, but generally were contained to the lower-rated sectors of the market. States continued to face challenges in balancing their budgets, but by late in the period all state legislatures that were slated to enact budgets had done so. Income tax receipts also began to modestly improve versus last year. All told, as investors ultimately realized that municipal credit conditions were not nearly as bleak as some had feared, they re-entered the municipal bond market and prices benefited.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark, although it slightly trailed the average return of its Lipper peer group.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

5

In August 2011, Standard & Poor’s [S&P] downgraded its credit rating for U.S. Treasuries and a number of municipal bonds. What impact did that have on the market?

On the heels of its August 5 downgrade of U.S. sovereign debt, S&P lowered its ratings from AAA to AA+ for more than 11,000 municipal securities, including taxable and tax-exempt securities. While this number does seem large, it covers less than 1% of the nearly $4 trillion municipal bond market. These securities all had links to the federal government, and according to S&P, the affected issues fall into four broad categories: municipal housing bonds backed by the federal government or invested in U.S. government securities; bonds of certain government-related entities in the housing and public power sectors; bonds backed by federal leases; and defeased bonds secured by U.S. Treasury and government agency securities held in escrow.

The downgrade was not surprising given the interdependence of state and federal finances, and S&P had been suggesting such a move was imminent for some time. That said, the change didn’t necessarily impact the ratings of states, 13 of which maintained their AAA general obligation, or “G.O.,” bond ratings as of January 2012. Rather, we believe S&P’s downgrades underscore the importance of performing intensive fundamental research when investing in the municipal bond market, and at Putnam, we independently research every bond we hold and assess the credit risk it represents before we add it to the portfolio.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

What effect did recent policy developments have on the tax-exempt bond market?

Congress’s negotiations over raising the debt ceiling last July created a 12-member bipartisan “super committee” tasked with recommending a plan to reduce the deficit by at least $1.2 trillion over the next 10 years. As their November deadline approached, many in the political press speculated that the committee would be unable to agree on a compromise, and that turned out to be the case. As a result, automatic, across-the-board cuts are slated to be implemented over 10 years, beginning in January 2013, in a process called “sequestration.”

Overall, we believe that this sequestration of funding is not necessarily a negative for municipal bonds, particularly given the recommendations that the super committee might have made. Some speculation arose that the committee, in an effort to raise revenue, would have recommended limiting the amount of municipal-bond interest that top income earners could exclude from their taxable income. In fact, a similar idea resurfaced in President Obama’s fiscal 2013 budget proposal, under which individuals and married couples earning more than $200,000 and $250,000, respectively, would only be able to exclude from federal taxes 28 cents of every dollar of municipal bond income earned. This new taxation of municipal bond interest could have the dual effect of reducing the demand for municipal bonds and increasing the costs to

Credit qualities are shown as a percentage of portfolio market value as of 1/31/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

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municipal issuers. Although we believe such a change is not imminent, it is likely that a more wide-ranging debate over taxes will continue throughout the 2012 election year.

On the subject of taxes, we should also point out that the failure of the super committee to come to an agreement has left a number of other issues unresolved, including the fate of the Bush-era tax cuts and the future of the annual alternative minimum tax [AMT] “patch,” which sets the income threshold associated with the AMT. We believe these issues and others will be debated over the coming months, and we will be closely monitoring developments.

How did you position the portfolio during the past six months?

We positioned the portfolio to benefit from improving fundamentals in the municipal bond market. While we felt that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall. Against this backdrop, we believed that essential service revenue bonds remained attractive, while we remained highly selective regarding the fund’s positioning in local G.O.s, which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, in turn, seek to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

This chart illustrates the fund’s composition by effective maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

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From a credit perspective, we held an overweight position in A- and Baa-rated securities versus the fund’s benchmark. In terms of sectors, we favored higher-education, utility, and health-care bonds, particularly those of hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during the past six months.

What is your outlook for the months ahead?

While technical factors in the market have been positive — specifically, lighter supply and stable demand — uncertainty remains. We believe that states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however, we believe that the fiscal conditions of states and municipalities are showing signs of improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low.

We remain focused on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, or significant cuts in state funding all would have consequences for the municipal bond market. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

The U.S. unemployment rate fell to 8.3% in January, with the nation’s employers adding 243,000 jobs, according to the Labor Department. This was the fastest pace of job growth since April 2011 and was the fifth straight month of unemployment rate declines. The nation’s jobless rate is still above the 5.2%-to-6% range that Federal Reserve (Fed) officials say is consistent with maximum employment. According to the Labor Department, 12.8 million Americans remain unemployed. In testimony before the Senate Budget Committee in early February, Fed Chairman Ben S. Bernanke said that the U.S. job market is far from “operating normally.” The Fed chairman reiterated that the Fed’s benchmark interest rate will remain near zero at least through late 2014, and again called on U.S. lawmakers to reduce the federal deficit.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.36%	6.19%	5.99%	5.99%	5.73%	5.73%	6.12%	5.99%	6.13%

10 years	60.08	53.78	50.14	50.14	47.95	47.95	55.45	50.35	55.53
Annual average	4.82	4.40	4.15	4.15	3.99	3.99	4.51	4.16	4.52

5 years	29.07	24.01	24.99	22.99	24.30	24.30	27.31	23.26	29.54
Annual average	5.24	4.40	4.56	4.23	4.45	4.45	4.95	4.27	5.31

3 years	24.78	19.68	22.37	19.37	22.02	22.02	23.76	19.78	25.71
Annual average	7.66	6.17	6.96	6.08	6.86	6.86	7.36	6.20	7.93

1 year	14.90	10.27	14.19	9.19	13.97	12.97	14.55	10.86	15.15

6 months	7.74	3.42	7.46	2.46	7.34	6.34	7.61	4.16	7.90

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

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Comparative index returns For periods ended 1/31/12

	Barclays Capital	Lipper General Municipal Debt Funds
	Municipal Bond Index	category average*

Annual average (life of fund)	7.18%	6.62%

10 years	69.79	55.89
Annual average	5.44	4.52

5 years	32.32	24.05
Annual average	5.76	4.37

3 years	26.31	30.14
Annual average	8.10	9.13

1 year	14.10	15.26

6 months	7.37	8.05

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/12, there were 258, 246, 223, 194, 161, and 30 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.310229		$0.263525	$0.252171	$0.289944		$0.327654

Capital gains [2]	—		—	—	—		—

Total	$0.310229		$0.263525	$0.252171	$0.289944		$0.327654

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/11	$14.66	$15.27	$14.67	$14.69	$14.69	$15.18	$14.66

1/31/12	15.47	16.11	15.49	15.51	15.51	16.03	15.48

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.87%	3.71%	3.25%	3.10%	3.59%	3.48%	4.09%

Taxable equivalent [4]	5.95	5.71	5.00	4.77	5.52	5.35	6.29

Current 30-day SEC yield [5]	N/A	2.56	2.06	1.91	N/A	2.33	2.88

Taxable equivalent [4]	N/A	3.94	3.17	2.94	N/A	3.58	4.43

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 35.00% federal and state combined tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.27%	6.10%	5.90%	5.90%	5.64%	5.64%	6.03%	5.90%	6.04%

10 years	58.81	52.58	49.04	49.04	46.87	46.87	54.25	49.25	54.46
Annual average	4.73	4.32	4.07	4.07	3.92	3.92	4.43	4.09	4.44

5 years	25.20	20.28	21.19	19.19	20.54	20.54	23.48	19.53	25.59
Annual average	4.60	3.76	3.92	3.57	3.81	3.81	4.31	3.63	4.66

3 years	25.36	20.36	22.88	19.88	22.42	22.42	24.22	20.29	26.26
Annual average	7.83	6.37	7.11	6.23	6.98	6.98	7.50	6.35	8.08

1 year	10.40	5.93	9.75	4.75	9.55	8.55	10.03	6.45	10.74

6 months	6.35	2.14	5.95	0.95	5.85	4.85	6.09	2.64	6.43

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/11	0.77%	1.39%	1.54%	1.04%	0.54%

Annualized expense ratio for the six-month period
ended 1/31/12	0.78%	1.40%	1.55%	1.05%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2011, to January 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.07	$7.30	$8.08	$5.48	$2.87

Ending value (after expenses)	$1,077.40	$1,074.60	$1,073.40	$1,076.10	$1,079.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2012, use the following calculation method. To find the value of your investment on August 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.96	$7.10	$7.86	$5.33	$2.80

Ending value (after expenses)	$1,021.22	$1,018.10	$1,017.34	$1,019.86	$1,022.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based

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on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2012, Putnam employees had approximately $325,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 1/31/12 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRB Floating Rate Bonds: the rate shown is the current
AGM Assured Guaranty Municipal Corporation	interest rate at the close of the reporting period
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
ASC 820 Accounting Standards Codification	GNMA Coll. Government National Mortgage
ASC 820 Fair Value Measurements and Disclosures	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities,
FNMA Coll. Federal National Mortgage	that carry coupons that reset every one or seven
Association Collateralized	days. The rate shown is the current interest rate at the
close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.7%)*	Rating**	Principal amount	Value

Alabama (2.0%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	$1,350,000	$1,363,500

AL State Port Auth. Docks Fac. Rev. Bonds,
6s, 10/1/40	BBB+	1,000,000	1,091,550

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	1,000,000	1,012,750

Mobile, Special Care Fac. Fin. Auth. VRDN
(Infirmary Hlth. Syst.), Ser. A, 0.07s, 2/1/40	VMIG1	2,900,000	2,900,000

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,500,000	1,662,690

			8,030,490
Alaska (0.9%)
Anchorage, G.O. Bonds, Ser. D, AMBAC,
5s, 8/1/25	AA	3,420,000	3,907,316

			3,907,316
Arizona (4.3%)
Coconino Cnty., Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. — Navajo), Ser. A,
5 1/8s, 10/1/32	Baa3	1,000,000	1,011,610

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5 1/8s, 5/15/40	A–	2,125,000	2,235,351

Glendale, Wtr. & Swr. Rev. Bonds
5s, 7/1/28 ∆	AA	1,000,000	1,176,700
AMBAC, 5s, 7/1/28 (Prerefunded 7/1/13)	AA	2,000,000	2,132,560

Navajo Cnty., Poll. Control Corp. Mandatory
Put Bonds (6/1/16), Ser. E, 5 3/4s, 6/1/34	Baa2	3,250,000	3,684,883

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	1,400,000	1,507,604

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. C, AGM, 5s, 9/1/35	Aa3	2,000,000	2,168,120

17

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Tempe, Indl. Dev. Auth. Lease Rev. Bonds
(ASU Foundation), AMBAC, 5s, 7/1/28	AA/P	$1,715,000	$1,724,192

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,750,000	1,954,400

			17,595,420
California (14.8%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmnty.), 6 1/8s, 7/1/41	BBB+	500,000	523,815
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A–	3,000,000	3,385,770

CA Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	750,000	852,045
(Adventist Hlth. Syst.-West), Ser. A,
5 3/4s, 9/1/39	A	1,000,000	1,104,450

CA Muni. Fin. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 6 1/4s, 6/1/40	Baa2	1,000,000	1,089,900

CA Muni. Fin. Auth. Sr. Living Rev. Bonds
(Pilgrim Place Claremont), Ser. A, 5 7/8s, 5/15/29	A–	1,500,000	1,669,065

CA State G.O. Bonds, 6 1/2s, 4/1/33	A1	5,000,000	6,119,950

CA State Econ. Recvy. G.O. Bonds, Ser. A,
5 1/4s, 7/1/21	Aa3	1,000,000	1,242,260

CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	3,000,000	3,653,670
Ser. G-1, 5 1/4s, 10/1/23	A2	3,000,000	3,449,970

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	1,550,000	1,628,477
(Sr. Living — Presbyterian Homes),
6 5/8s, 11/15/24	BBB–	2,000,000	2,227,680
(St. Joseph), NATL, 5 1/8s, 7/1/24	AA–	2,000,000	2,226,400

Golden State Tobacco Securitization Corp. Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, FHLMC Coll.,
5s, 6/1/38 (Prerefunded 6/1/13)	Aaa	2,475,000	2,622,535
Ser. A, AMBAC, zero %, 6/1/24	A2	5,000,000	2,816,950

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election of 2002), Ser. B, FGIC, NATL,
zero %, 8/1/17	Aa2	2,100,000	1,746,780

Infrastructure & Econ. Dev. Bank Rev. Rev. Bonds
(J. David Gladstone Inst.), Ser. A, 5s, 10/1/31	A–	1,000,000	1,040,360

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. A, 5s, 5/15/40	AA	1,000,000	1,097,200

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	750,000	915,165

Merced, City School Dist. G.O. Bonds
(Election of 2003), NATL
zero %, 8/1/25	A	1,190,000	608,709
zero %, 8/1/24	A	1,125,000	609,953
zero %, 8/1/23	A	1,065,000	614,633
zero %, 8/1/22	A	1,010,000	619,009

Northern CA Pwr. Agcy. Rev. Bonds
(Hydroelec. Project No. 1), Ser. A
5s, 7/1/31	A	500,000	559,395
5s, 7/1/30	A	500,000	564,020

18

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value

California cont.
Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	A2	$2,500,000	$2,947,350

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/21	A–	5,500,000	3,467,310

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/28	A1	650,000	764,751

San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, AGM, 5 1/4s, 7/1/19
(Prerefunded 7/1/13)	Aa2	2,000,000	2,147,340

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.), Ser. F, 5s, 5/1/40	A1	1,250,000	1,338,788

Santa Ana, Fin. Auth. Lease Rev. Bonds
(Police Admin. & Hldg. Fac.), Ser. A, NATL,
6 1/4s, 7/1/17	Baa2	3,680,000	4,329,446

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	A+	1,000,000	1,144,170

Ventura Cnty., COP (Pub. Fin. Auth. III),
5s, 8/15/20	AA	1,000,000	1,166,200

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	389,344

			60,682,860
Colorado (1.6%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	2,545,000	2,600,252
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	2,000,000	2,012,660

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, NATL, 5 1/2s, 9/1/24	Baa2	1,000,000	1,042,020

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	Baa2	3,525,000	880,334

			6,535,266
Florida (9.6%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	1,250,000	1,453,525

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5 3/8s, 10/1/29	A1	1,000,000	1,127,860

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	2,520,000	2,988,166

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	BBB	10,000,000	12,049,800

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,000,000	2,183,620

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/34	Aa3	1,000,000	1,090,120

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A	1,000,000	1,047,060

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, AGM,
SGI, 5s, 10/1/23	Aa2	1,000,000	1,128,920

Orlando & Orange Cnty., Expressway Auth. Rev.
Bonds, FGIC, NATL, 8 1/4s, 7/1/14	A2	5,000,000	5,725,500

Orlando Cmnty. Redev. Agcy. Tax Alloc.
(Republic Drive/Universal), 5s, 4/1/23 ∆	A–/F	1,630,000	1,818,281

19

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value

Florida cont.
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	$3,000,000	$3,088,140

South Lake Hosp. Dist. (South Lake Hosp.),
Ser. A, 6s, 4/1/29	Baa2	660,000	716,206

Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), AGM, 7.15s, 11/1/15
(Escrowed to maturity)	Aa3	3,935,000	4,853,232

			39,270,430
Georgia (1.7%)
Atlanta, Arpt. Rev. Bonds, Ser. C, 5 7/8s, 1/1/24	A1	1,500,000	1,882,500

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	1,500,000	1,754,325

Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus Pkg. &
Fam. Hsg. Project), NATL, 5 1/4s, 11/1/20	Aa3	3,360,000	3,556,325

			7,193,150
Guam (0.3%)
Territory of GU, Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB–	1,000,000	1,070,750

			1,070,750
Illinois (6.5%)
Chicago, Board of Ed. G.O. Bonds, Ser. A, NATL,
5 1/4s, 12/1/19	Aa3	1,500,000	1,548,720

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A1	700,000	796,103
Ser. F, 5s, 1/1/40	A1	1,045,000	1,092,150

Cicero, G.O. Bonds, Ser. A, SGI, 5 1/4s, 1/1/21	A/P	2,250,000	2,301,638

Du Page Cnty., Cmnty. High School Dist.
G.O. Bonds (Dist. No. 108 — Lake Park),
AGM, 5.6s, 1/1/20	Aa2	1,000,000	1,042,820

IL Fin. Auth. Rev. Bonds
(Roosevelt U.), 6 1/4s, 4/1/29	Baa2	1,500,000	1,628,925
(Rush U. Med. Ctr.), Ser. B, NATL, 5 3/4s, 11/1/28	A2	2,500,000	2,756,225
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	1,000,000	1,035,730
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,587,726

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
AGM, 5s, 1/1/22	Aa3	2,500,000	2,819,625

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	A3	5,500,000	3,634,070

Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
8s, 6/1/17	Aa3	5,000,000	6,349,950

			26,593,682
Indiana (1.5%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds,
Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,159,640

IN State Fin. Auth. Rev. Bonds (BHI Sr. Living),
5 3/4s, 11/15/41	A–/F	1,000,000	1,055,010

IN State Hsg. Fin. Auth. Rev. Bonds (Single
Family Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.,
4.1s, 7/1/15	Aaa	55,000	57,229

Rockport, Poll. Control FRB (IN-MI Pwr. Co.)
Ser. A, 6 1/4s, 6/1/25	Baa2	2,000,000	2,201,220
Ser. B, 6 1/4s, 6/1/25	Baa2	1,500,000	1,651,275

			6,124,374

20

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value

Kansas (0.4%)
KS State Dev. Fin. Auth. Rev. Bonds
(Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	$1,455,000	$1,515,979

			1,515,979
Kentucky (0.5%)
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	BBB+	800,000	861,168
Ser. B, 5 5/8s, 9/1/39	BBB+	1,000,000	1,039,620

			1,900,788
Louisiana (0.8%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC),
5s, 6/1/30	A3	3,000,000	3,184,080

			3,184,080
Maryland (0.5%)
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds (U. of MD Med. Syst.), AMBAC,
5 1/4s, 7/1/28	A2	2,000,000	2,201,780

			2,201,780
Massachusetts (3.7%)
MA Edl. Fin. Auth. I Ser. A, 5 1/2s, 1/1/22	AA	1,000,000	1,157,860

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A	1,000,000	1,072,120

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	777,756
(Emerson College), Ser. A, 5 1/2s, 1/1/30	BBB+	2,000,000	2,169,200
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	500,000	512,505

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion Energy
Brayton 1), Ser. 1, 5 3/4s, 12/1/42	A–	1,000,000	1,156,670

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	2,000,000	2,223,720
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	500,000	537,690
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	2,134,150
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,782,231

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds,
5 1/4s, 7/1/36	A1	1,500,000	1,665,675

			15,189,577
Michigan (5.0%)
Detroit, Swr. Disp. Rev. Bonds, Ser. B, AGM,
7 1/2s, 7/1/33	AA–	1,000,000	1,264,310

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	1,575,000	1,818,842

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	1,000,000	1,119,600
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	1,250,000	1,282,825
(Henry Ford Hlth.), 5 1/4s, 11/15/24	A1	1,000,000	1,114,670

MI State Strategic Fund Rev. Bonds
(Dow Chemical), Ser. B-2, 6 1/4s, 6/1/14	BBB	1,000,000	1,108,720

MI State Strategic Fund Ltd. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7s, 5/1/21	A2	4,000,000	5,298,360

Midland Cnty., Bldg. Auth. G.O. Bonds, AGM,
5s, 10/1/25	Aa3	1,000,000	1,126,980

21

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value

Michigan cont.
Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5s, 12/1/27	Aa3	$1,775,000	$1,994,461

Wayne Charter Cnty., G.O. Bonds (Bldg. Impt.),
Ser. A, 6 3/4s, 11/1/39	BBB+	490,000	549,658

Western MI U. Rev. Bonds, AGM, 5s, 11/15/28	Aa3	3,500,000	3,851,680

			20,530,106
Minnesota (1.3%)
Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	1,350,000	1,369,872

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	1,500,000	1,571,715

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	1,800,000	1,848,816

Tobacco Securitization Auth. Rev. Bonds
(Tobacco Settlement), Ser. B, 5 1/4s, 3/1/31	A–	500,000	541,905

			5,332,308
Mississippi (0.7%)
Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds,
Ser. A, 5s, 5/1/37	A3	1,750,000	1,832,110

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. D-1, GNMA Coll., FNMA Coll., 6.1s, 6/1/38	Aaa	1,140,000	1,243,751

			3,075,861
Missouri (2.5%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 3/4s, 6/1/39	A+	1,150,000	1,252,281

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,262,380

MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. B, 0.08s, 9/1/30	VMIG1	6,850,000	6,850,000

			10,364,661
New Hampshire (0.3%)
NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,300,000	1,388,621

			1,388,621
New Jersey (1.6%)
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	1,000,000	1,030,160

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,098,280

NJ State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC,
5s, 1/1/30	A+	3,000,000	3,140,010

NJ State Trans. Trust Fund Auth. Rev. Bonds,
Ser. B, 5 1/4s, 6/15/36	A1	1,000,000	1,120,870

			6,389,320
New York (6.9%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev.
Bonds (City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa3	2,275,000	2,686,934
5 3/4s, 5/1/27	Aa3	5,590,000	6,637,621

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	1,000,000	1,129,950

22

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value

New York cont.
Metro. Trans. Auth. Rev. Bonds, Ser. D,
5s, 11/15/36	A2	$3,000,000	$3,240,750

NY City, G.O. Bonds, Ser. D-1, 5s, 10/1/36	Aa2	1,400,000	1,576,932

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
Ser. AA, 5s, 6/15/34	AA+	1,000,000	1,144,650

NY State Dorm. Auth. Rev. Bonds
(Brooklyn Law School), Ser. B, SGI
5 3/8s, 7/1/22	Baa1	2,270,000	2,326,773
5 3/8s, 7/1/20	Baa1	2,215,000	2,281,206

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	2,000,000	2,343,040

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	900,000	982,998

Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/30	Aa2	2,250,000	2,696,714

Syracuse, Indl. Dev. Agcy. School Fac. Rev.
Bonds (Syracuse City School Dist.), Ser. A, AGM,
5s, 5/1/25	Aa3	1,000,000	1,144,910

			28,192,478
North Carolina (1.0%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), 6s, 6/1/31	BBB	500,000	527,905

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, 5 1/2s, 1/1/26	A–	1,500,000	1,740,570

U. of NC Syst. Pool Rev. Bonds, Ser. C,
5 3/8s, 10/1/29	A3	1,500,000	1,697,190

			3,965,665
Ohio (5.5%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth.
Care), Ser. B, 0.06s, 10/1/31	VMIG1	1,170,000	1,170,000

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	B3	500,000	373,340
5 3/8s, 6/1/24	B3	4,195,000	3,392,371
5 1/8s, 6/1/24	B3	1,735,000	1,373,790

Erie Cnty., Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/2s, 8/15/22	A–	3,150,000	3,203,456

Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A,
5s, 12/1/32	A1	2,000,000	2,164,480

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	Aa3	2,000,000	2,194,520

Lucas Cnty., Hlth. Care Fac. Rev. Bonds
(Sunset Retirement Cmntys.), 5 1/2s, 8/15/30	A–/F	650,000	678,801

OH Hsg. Fin. Agcy. Rev. Bonds
(Single Fam. Mtge.), Ser. 1, 5s, 11/1/28	Aaa	755,000	820,579

OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
Ser. 85-A, FGIC, FHA Insd., zero %, 1/15/15
(Escrowed to maturity)	AAA/P	10,000	8,608

OH State Air Quality Dev. Auth. Rev. Bonds
(First Energy), Ser. A, 5.7s, 2/1/14	Baa2	1,500,000	1,610,115
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	750,000	838,088

23

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Higher Edl. Fac. Rev. Bonds
(U. of Dayton), Ser. A, 5 5/8s, 12/1/41	A2	$1,000,000	$1,115,860

U. of Akron Rev. Bonds, Ser. B, AGM,
5 1/4s, 1/1/26	Aa3	3,375,000	3,856,073

			22,800,081
Oklahoma (0.3%)
Tulsa, Arpt. Impt. Trust Rev. Bonds, Ser. A,
5 3/8s, 6/1/24	A3	1,300,000	1,401,738

			1,401,738
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	750,000	845,730

			845,730
Pennsylvania (6.2%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	3,000,000	3,320,520

Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA	3,000,000	3,382,080

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A2	2,500,000	2,764,550

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/8s, 7/1/23	BBB+	3,000,000	3,266,220

Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 5s, 1/1/27	A–	950,000	980,400

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,208,954

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A2	1,900,000	2,193,721

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	500,000	531,145

PA State Higher Edl. Fac. Auth. Student Hsg.
Rev. Bonds (East Stroudsburg U.), 5s, 7/1/31	Baa3	2,760,000	2,774,932

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9,
5 1/4s, 8/1/40	BBB+	1,400,000	1,446,480

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/25 ∆	A1	1,250,000	1,419,550

Pittsburgh & Allegheny Cnty., Passports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	Aa3	1,225,000	1,286,373

Wilkes-Barre, Fin. Auth. Rev. Bonds
(U. of Scranton), 5s, 11/1/40	A	1,000,000	1,076,180

			25,651,105
Puerto Rico (3.5%)
Cmnwlth. of PR, G.O. Bonds, Ser. C-7, NATL,
6s, 7/1/27	Baa1	1,500,000	1,666,320

Cmnwlth. of PR, Aqueduct & Swr. Auth.
Rev. Bonds, Ser. A, 6s, 7/1/38	Baa2	1,390,000	1,509,776

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	A3	2,250,000	2,379,914

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, FGIC, 5 1/2s, 7/1/19	Baa1	865,000	981,879

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, 6s, 8/1/42	A1	7,000,000	7,894,040

			14,431,929

24

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value

South Dakota (0.3%)
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4.6s, 5/1/19	AAA	$1,250,000	$1,252,650

			1,252,650
Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (Mountain States Hlth. Alliance),
6s, 7/1/38	Baa1	1,850,000	1,974,357

			1,974,357
Texas (8.2%)
Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,689,475

Dallas, Indpt. School Dist. G.O. Bonds
(School Bldg.), PSFG, 6s, 2/15/27	Aaa	2,500,000	3,051,375

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.06s, 9/1/31	VMIG1	6,720,000	6,720,000

Hays Cnty., G.O. Bonds, AGM, 5s, 8/15/24	Aa2	1,190,000	1,278,060

Houston, Arpt. Syst. Rev. Bonds, AGM, 5s, 7/1/21	Aa3	3,000,000	3,038,700

La Joya, Indpt. School Dist. G.O. Bonds
(School Bldg.), PSFG, 5s, 2/15/30	Aaa	2,500,000	2,815,174

Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C,
AMBAC, 5s, 8/1/29	A	1,000,000	1,005,970

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	2,000,000	2,199,920

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	600,000	683,784

North TX Thruway Auth. Rev. Bonds,
Ser. A, NATL, 5 1/8s, 1/1/28	A2	1,500,000	1,641,660
(First Tier), Ser. A, 6 1/4s, 1/1/24	A2	3,500,000	4,159,435

Pharr, San Juan — Alamo, Indpt. School Dist. G.O.
Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	2,000,000	2,250,660

Texas Tech. U. Rev. Bonds, Ser. A, 5s, 8/15/37 ∆	AA	1,000,000	1,125,000

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	1,000,000	1,062,540

			33,721,753
Virginia (0.4%)
Chesterfield Cnty., Econ. Dev. Auth. Poll.
Control Rev. Bonds (VA Elec. & Pwr.), Ser. A,
5s, 5/1/23	A3	1,575,000	1,792,964

			1,792,964
Washington (3.3%)
WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 1/8s, 10/1/24	Baa1	2,500,000	2,626,600

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,000,000	1,081,390
Ser. B, NATL, 5s, 2/15/27	Baa2	2,235,000	2,265,127

WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aa1	6,000,000	7,599,720

			13,572,837
West Virginia (1.4%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, NATL, 5s, 6/1/29	Aa2	5,000,000	5,280,800

WV Econ. Dev. Auth. Solid Waste Disp. Fac. FRB
(Appalachian Pwr. Co.), Ser. A, 5 3/8s, 12/1/38	Baa2	500,000	524,860

			5,805,660

25

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value

Wisconsin (1.0%)
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	$2,000,000	$2,485,100

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,430,463

			3,915,563
Wyoming (0.5%)
Sweetwater Cnty., Poll. Control Rev. Bonds
(Idaho Power Co.), 5 1/4s, 7/15/26	A2	1,800,000	2,052,198

			2,052,198

TOTAL INVESTMENTS

Total investments (cost $371,707,402)			$409,453,527

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through January 31, 2012 (the reporting period).

* Percentages indicated are based on net assets of $410,676,048.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

∆ Forward commitment, in part or in entirety (Note 1).

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	20.1%
Local government	15.8
Utilities	15.3
Education	12.5
Transportation	10.1

The fund had the following insurance concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	15.6%
AGM	11.3

26

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$409,453,527	$—

Totals by level	$—	$409,453,527	$—

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 1/31/12 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $371,707,402)	$409,453,527

Cash	6,467,924

Interest and other receivables	4,260,254

Receivable for shares of the fund sold	1,536,557

Receivable for sales of delayed delivery securities (Note 1)	100,076

Receivable for investments sold	1,625,700

Total assets	423,444,038

LIABILITIES
Distributions payable to shareholders	281,594

Payable for investments purchased	5,677,958

Payable for purchases of delayed delivery securities (Note 1)	5,484,789

Payable for shares of the fund repurchased	906,636

Payable for compensation of Manager (Note 2)	151,547

Payable for investor servicing fees (Note 2)	16,475

Payable for custodian fees (Note 2)	4,093

Payable for Trustee compensation and expenses (Note 2)	101,921

Payable for administrative services (Note 2)	791

Payable for distribution fees (Note 2)	95,972

Other accrued expenses	46,214

Total liabilities	12,767,990

Net assets	$410,676,048

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$379,303,059

Distributions in excess of net investment income (Note 1)	(142,838)

Accumulated net realized loss on investments (Note 1)	(6,230,298)

Net unrealized appreciation of investments	37,746,125

Total — Representing net assets applicable to capital shares outstanding	$410,676,048

(Continued on next page)

28

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($355,207,889 divided by 22,954,858 shares)	$15.47

Offering price per class A share (100/96.00 of $15.47)*	$16.11

Net asset value and offering price per class B share ($3,416,952 divided by 220,623 shares)**	$15.49

Net asset value and offering price per class C share ($29,543,668 divided by 1,904,921 shares)**	$15.51

Net asset value and redemption price per class M share ($913,661 divided by 58,899 shares)	$15.51

Offering price per class M share (100/96.75 of $15.51)†	$16.03

Net asset value, offering price and redemption price per class Y share
($21,593,878 divided by 1,394,754 shares)	$15.48

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

29

Statement of operations Six months ended 1/31/12 (Unaudited)

INTEREST INCOME	$9,473,700

EXPENSES

Compensation of Manager (Note 2)	$857,937

Investor servicing fees (Note 2)	98,339

Custodian fees (Note 2)	4,284

Trustee compensation and expenses (Note 2)	15,964

Administrative services (Note 2)	5,505

Distribution fees — Class A (Note 2)	389,849

Distribution fees — Class B (Note 2)	15,213

Distribution fees — Class C (Note 2)	138,980

Distribution fees — Class M (Note 2)	2,265

Other	75,171

Total expenses	1,603,507

Expense reduction (Note 2)	(695)

Net expenses	1,602,812

Net investment income	7,870,888

Net realized loss on investments (Notes 1 and 3)	(135,898)

Net unrealized appreciation of investments during the period	21,289,068

Net gain on investments	21,153,170

Net increase in net assets resulting from operations	$29,024,058

The accompanying notes are an integral part of these financial statements.

30

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/12*	Year ended 7/31/11

Operations:
Net investment income	$7,870,888	$17,885,068

Net realized loss on investments	(135,898)	(1,363,365)

Net unrealized appreciation (depreciation) of investments	21,289,068	(10,228,708)

Net increase in net assets resulting from operations	29,024,058	6,292,995

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(169,626)	(2,651)

Class B	(1,927)	(44)

Class C	(13,471)	(203)

Class M	(471)	(8)

Class Y	(6,916)	(80)

From tax-exempt net investment income
Class A	(6,769,753)	(15,897,356)

Class B	(60,615)	(211,320)

Class C	(449,362)	(997,972)

Class M	(16,928)	(45,639)

Class Y	(314,571)	(563,717)

Increase in capital from settlement payments (Note 6)	—	2,927

Redemption fees (Note 1)	—	201

Increase (decrease) from capital share transactions (Note 4)	13,147,704	(40,791,046)

Total increase (decrease) in net assets	34,368,122	(52,213,913)

NET ASSETS

Beginning of period	376,307,926	428,521,839

End of period (including distributions in excess of net
investment income of $142,838 and $210,086, respectively)	$410,676,048	$376,307,926

* Unaudited

The accompanying notes are an integral part of these financial statements.

31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A
January 31, 2012**	$14.66	.31	.81	1.12	(.31)	—	(.31)	—	—	$15.47	7.74*	$355,208	.39*	2.09*	15*
July 31, 2011	14.92	.63	(.26)	.37	(.63)	—	(.63)	— [c]	— [d]	14.66	2.58	332,098.77		4.34	25
July 31, 2010	14.27	.63	.64	1.27	(.62)	—	(.62)	— [c]	—	14.92	8.99	378,440	.79 [e]	4.24 [e]	13
July 31, 2009	14.33	.58	(.05)	.53	(.59)	—	(.59)	— [c]	—	14.27	3.84	317,964	.85 [e]	4.07 [e]	22
July 31, 2008	14.59	.56	(.23)	.33	(.57)	(.02)	(.59)	—	—	14.33	2.30	267,448	.85 [e]	3.85 [e]	39
July 31, 2007	14.70	.56	(.06)	.50	(.57)	(.04)	(.61)	—	—	14.59	3.41	257,709	.85 [e]	3.78 [e]	19

Class B
January 31, 2012**	$14.67	.27	.81	1.08	(.26)	—	(.26)	—	—	$15.49	7.46*	$3,417	.70*	1.77*	15*
July 31, 2011	14.94	.54	(.27)	.27	(.54)	—	(.54)	— [c]	— [d]	14.67	1.84	3,774	1.39	3.68	25
July 31, 2010	14.29	.54	.64	1.18	(.53)	—	(.53)	— [c]	—	14.94	8.36	8,780	1.41 [e]	3.61 [e]	13
July 31, 2009	14.35	.49	(.05)	.44	(.50)	—	(.50)	— [c]	—	14.29	3.21	15,259	1.48 [e]	3.43 [e]	22
July 31, 2008	14.61	.47	(.23)	.24	(.48)	(.02)	(.50)	—	—	14.35	1.62	23,548	1.49 [e]	3.21 [e]	39
July 31, 2007	14.72	.47	(.07)	.40	(.47)	(.04)	(.51)	—	—	14.61	2.73	33,472	1.49 [e]	3.13 [e]	19

Class C
January 31, 2012**	$14.69	.26	.81	1.07	(.25)	—	(.25)	—	—	$15.51	7.34*	$29,544	.78*	1.70*	15*
July 31, 2011	14.96	.52	(.27)	.25	(.52)	—	(.52)	— [c]	— [d]	14.69	1.76	25,825	1.54	3.56	25
July 31, 2010	14.30	.51	.66	1.17	(.51)	—	(.51)	— [c]	—	14.96	8.31	30,968	1.56 [e]	3.47 [e]	13
July 31, 2009	14.36	.47	(.05)	.42	(.48)	—	(.48)	— [c]	—	14.30	3.05	18,802	1.63 [e]	3.29 [e]	22
July 31, 2008	14.61	.45	(.22)	.23	(.46)	(.02)	(.48)	—	—	14.36	1.57	11,689	1.64 [e]	3.06 [e]	39
July 31, 2007	14.73	.44	(.07)	.37	(.45)	(.04)	(.49)	—	—	14.61	2.60	8,405	1.64 [e]	2.99 [e]	19

Class M
January 31, 2012**	$14.69	.29	.82	1.11	(.29)	—	(.29)	—	—	$15.51	7.61*	$914	.53*	1.95*	15*
July 31, 2011	14.96	.59	(.27)	.32	(.59)	—	(.59)	— [c]	— [d]	14.69	2.27	918	1.04	4.06	25
July 31, 2010	14.31	.59	.64	1.23	(.58)	—	(.58)	— [c]	—	14.96	8.78	1,354	1.06 [e]	3.96 [e]	13
July 31, 2009	14.37	.54	(.05)	.49	(.55)	—	(.55)	— [c]	—	14.31	3.57	1,236	1.13 [e]	3.79 [e]	22
July 31, 2008	14.63	.52	(.23)	.29	(.53)	(.02)	(.55)	—	—	14.37	2.03	1,028	1.14 [e]	3.56 [e]	39
July 31, 2007	14.74	.52	(.06)	.46	(.53)	(.04)	(.57)	—	—	14.63	3.19	1,059	1.14 [e]	3.49 [e]	19

Class Y
January 31, 2012**	$14.66	.33	.82	1.15	(.33)	—	(.33)	—	—	$15.48	7.90*	$21,594	.28*	2.21*	15*
July 31, 2011	14.93	.67	(.28)	.39	(.66)	—	(.66)	— [c]	— [d]	14.66	2.80	13,693.54		4.59	25
July 31, 2010	14.27	.66	.65	1.31	(.65)	—	(.65)	— [c]	—	14.93	9.39	8,980	.56 [e]	4.47 [e]	13
July 31, 2009	14.34	.61	(.06)	.55	(.62)	—	(.62)	— [c]	—	14.27	4.01	5,033	.63 [e]	4.33 [e]	22
July 31, 2008†	14.71	.34	(.36)	(.02)	(.35)	—	(.35)	—	—	14.34	(.09)*	10	.37*[e]	.28*[e]	39

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 5).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2010	0.02%

July 31, 2009	0.01

July 31, 2008	0.01

July 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

34

Notes to financial statements 1/31/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam AMT-Free Municipal Fund (the fund), formerly Putnam AMT-Free Insured Municipal Fund, is a diversified series of Putnam Tax-Free Income Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income exempt from federal income tax by investing in tax-exempt securities that are investment-grade in quality, and have intermediate-to-long-term maturities.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through January 31, 2012.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined

35

as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2011 the fund had a capital loss carryover of $3,898,492 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$106,659	$—	$106,659	July 31, 2017

3,365,138	—	3,365,138	July 31, 2018

426,695	—	426,695	July 31, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $371,707,402, resulting in gross unrealized appreciation and depreciation of $37,861,307 and $115,182, respectively, or net unrealized appreciation of $37,746,125.

36

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $695 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $302, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

37

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22,376 and $76 from the sale of class A and class M shares, respectively, and received $1,685 and $400 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $9,917 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $68,158,657 and $53,348,114, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	3,153,357	$47,330,435	5,929,285	$87,881,705

Shares issued in connection with
reinvestment of distributions	366,018	5,496,788	801,806	11,667,746

	3,519,375	52,827,223	6,731,091	99,549,451

Shares repurchased	(3,225,521)	(48,322,394)	(9,428,208)	(135,873,715)

Net increase (decrease)	293,854	$4,504,829	(2,697,117)	$(36,324,264)

	Six months ended 1/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	16,689	$251,391	23,985	$349,720

Shares issued in connection with
reinvestment of distributions	3,398	51,043	10,141	148,168

	20,087	302,434	34,126	497,888

Shares repurchased	(56,725)	(849,411)	(364,546)	(5,299,025)

Net decrease	(36,638)	$(546,977)	(330,420)	$(4,801,137)

38

	Six months ended 1/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	342,450	$5,147,219	458,601	$6,778,181

Shares issued in connection with
reinvestment of distributions	24,091	362,631	48,868	713,375

	366,541	5,509,850	507,469	7,491,556

Shares repurchased	(219,888)	(3,303,436)	(819,688)	(11,859,398)

Net increase (decrease)	146,653	$2,206,414	(312,219)	$(4,367,842)

	Six months ended 1/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	5,856	$88,563	6,332	$96,151

Shares issued in connection with
reinvestment of distributions	845	12,709	2,253	32,955

	6,701	101,272	8,585	129,106

Shares repurchased	(10,320)	(155,329)	(36,581)	(531,842)

Net decrease	(3,619)	$(54,057)	(27,996)	$(402,736)

	Six months ended 1/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	682,581	$10,350,585	928,447	$13,668,533

Shares issued in connection with
reinvestment of distributions	12,058	181,403	15,755	229,283

	694,639	10,531,988	944,202	13,897,816

Shares repurchased	(233,812)	(3,494,493)	(611,793)	(8,792,883)

Net increase	460,827	$7,037,495	332,409	$5,104,933

Note 5: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $2,893 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $34 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

39

Note 7: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Trustees	Vice President, Assistant
Jameson A. Baxter, Chair	Treasurer and Principal	Susan G. Malloy
Ravi Akhoury	Accounting Officer	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA043
272652 3/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — January 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTHAX

Putnam Tax-Free High Yield Fund

Semiannual report
1|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax-Free High Yield
Fund

Semiannual report
1 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Markets in early 2012 have signaled a more consistently positive direction, supported by strengthening fundamentals. In the United States, where corporate earnings have been strong for more than a year, the employment picture has also brightened in recent months. The Federal Reserve has pledged to leave rates at historic lows at least through the end of 2014, and the beleaguered U.S. housing market has finally shown signs of recovery. The European debt situation and likely recession in that region continue to weigh heavily on markets, of course, alongside high unemployment here at home. However, we are encouraged by the change in investor sentiment.

We believe there are numerous investment opportunities resulting from the many market dislocations in recent years. Putnam’s rigorous bottom-up, fundamental investment approach is well suited to this environment, and the Putnam team is committed to uncovering returns for our shareholders, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and, as a result, have varying degrees of credit risk (the risk that the issuer will not be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Once the fund has invested in a bond, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federal tax-exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

How would you describe the environment in the municipal bond market during the six months ended January 31, 2012?

In the second half of the year, the municipal bond market gained back a good deal of what it had lost in the broad sell-off that occurred in the early months of 2011.

Despite last year’s dire predictions for the municipal bond market, widespread defaults never materialized, and the fiscal picture for states in general has been gradually improving. Defaults in 2011 were higher year over year, but generally were contained to the lower-rated sectors of the market. States continued to face challenges in balancing their budgets, but by late in the period all state legislatures that were slated to enact budgets had done so. Income tax receipts also began to modestly improve versus last year. All told, as investors ultimately realized that municipal credit conditions were not nearly as bleak as some had feared, they re-entered the municipal bond market and prices benefited.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark and also beat the average return of its Lipper peer group.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

In August 2011, Standard & Poor’s [S&P] downgraded its credit rating for U.S. Treasuries and a number of municipal bonds. What impact did that have on the market?

On the heels of its August 5 downgrade of U.S. sovereign debt, S&P lowered its ratings from AAA to AA+ for more than 11,000 municipal securities, including taxable and tax-exempt securities. While this number does seem large, it covers less than 1% of the nearly $4 trillion municipal bond market. These securities all had links to the federal government, and according to S&P, the affected issues fall into four broad categories: municipal housing bonds backed by the federal government or invested in U.S. government securities; bonds of certain government-related entities in the housing and public power sectors; bonds backed by federal leases; and defeased bonds secured by U.S. Treasury and government agency securities held in escrow.

The downgrade was not surprising given the interdependence of state and federal finances, and S&P had been suggesting such a move was imminent for some time. That said, the change didn’t necessarily impact the ratings of states, 13 of which maintained their AAA general obligation, or “G.O.,” bond ratings as of January 2012. Rather, we believe S&P’s downgrades underscore the importance of performing intensive fundamental research when investing in the municipal bond market, and at Putnam, we independently research every bond we hold and assess the credit risk it represents before we add it to the portfolio.

What effect did recent policy developments have on the tax-exempt bond market?

Congress’s negotiations over raising the debt ceiling last July created a 12-member

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

bipartisan “super committee” tasked with recommending a plan to reduce the deficit by at least $1.2 trillion over the next 10 years. As their November deadline approached, many in the political press speculated that the committee would be unable to agree on a compromise, and that turned out to be the case. As a result, automatic, across-the-board cuts are slated to be implemented over 10 years, beginning in January 2013, in a process called “sequestration.”

Overall, we believe that this sequestration of funding is not necessarily a negative for municipal bonds, particularly given the recommendations that the super committee might have made. Some speculation arose that the committee, in an effort to raise revenue, would have recommended limiting the amount of municipal-bond interest that top income earners could exclude from their taxable income. In fact, a similar idea resurfaced in President Obama’s fiscal 2013 budget proposal, under which individuals and married couples earning more than $200,000 and $250,000, respectively, would only be able to exclude from federal taxes 28 cents of every dollar of municipal bond income earned. This new taxation of municipal bond interest could have the dual effect of reducing the demand for municipal bonds and increasing the costs to municipal issuers. Although we believe such a change is not imminent, it is likely that a more wide-ranging debate over taxes will continue throughout the 2012 election year.

Credit qualities are shown as a percentage of portfolio market value as of 1/31/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

On the subject of taxes, we should also point out that the failure of the super committee to come to an agreement has left a number of other issues unresolved, including the fate of the Bush-era tax cuts and the future of the annual alternative minimum tax [AMT] “patch,” which sets the income threshold associated with the AMT. We believe these issues and others will be debated over the coming months, and we will be closely monitoring developments.

How did you position the portfolio during the past six months?

We positioned the portfolio to benefit from improving fundamentals in the municipal bond market. While we felt that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall. Against this backdrop, we believed that essential service revenue bonds remained attractive, while we remained highly selective regarding the fund’s positioning in local G.O.s, which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, in turn, seek to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held an overweight position in Baa- and Ba-rated securities versus the fund’s benchmark. In terms of sectors, we favored higher-education, utility, and health-care bonds,

This chart illustrates the fund’s composition by effective maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

particularly those of hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during the past six months.

What is your outlook for the months ahead?

While technical factors in the market have been positive — specifically, lighter supply and stable demand — uncertainty remains. We believe that states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however, we believe that the fiscal conditions of states and municipalities are showing signs of improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low.

We remain focused on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, or significant cuts in state funding all would have consequences for the municipal bond market. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan A. McCormack, CFA and Thalia Meehan, CFA.

IN THE NEWS

The U.S. unemployment rate fell to 8.3% in January, with the nation’s employers adding 243,000 jobs, according to the Labor Department. This was the fastest pace of job growth since April 2011 and was the fifth straight month of unemployment rate declines. The nation’s jobless rate is still above the 5.2%-to-6% range that Federal Reserve (Fed) officials say is consistent with maximum employment. According to the Labor Department, 12.8 million Americans remain unemployed. In testimony before the Senate Budget Committee in early February, Fed Chairman Ben S. Bernanke said that the U.S. job market is far from “operating normally.” The Fed chairman reiterated that the Fed’s benchmark interest rate will remain near zero at least through late 2014, and again called on U.S. lawmakers to reduce the federal deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.31%	6.15%	5.87%	5.87%	5.47%	5.47%	6.07%	5.94%	6.02%

10 years	60.48	53.97	50.84	50.84	48.51	48.51	56.07	50.85	56.56
Annual average	4.84	4.41	4.20	4.20	4.03	4.03	4.55	4.20	4.58

5 years	22.87	18.06	19.11	17.24	18.43	18.43	21.21	17.18	23.66
Annual average	4.21	3.38	3.56	3.23	3.44	3.44	3.92	3.22	4.34

3 years	52.76	46.73	49.86	46.86	49.42	49.42	51.55	46.64	54.06
Annual average	15.17	13.63	14.44	13.67	14.32	14.32	14.86	13.61	15.50

1 year	16.23	11.62	15.50	10.50	15.33	14.33	15.92	12.18	16.58

6 months	8.29	4.00	7.97	2.97	7.88	6.88	8.09	4.54	8.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Class B share performance does not assume conversion to class A shares.

Comparative index returns For periods ended 1/31/12

	Barclays Capital	Lipper High Yield Municipal Debt
	Municipal Bond Index	Funds category average*

Annual average (life of fund)	7.18%	6.34%

10 years	69.79	54.23
Annual average	5.44	4.40

5 years	32.32	12.34
Annual average	5.76	2.26

3 years	26.31	46.19
Annual average	8.10	13.47

1 year	14.10	15.95

6 months	7.37	7.77

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/12, there were 127, 125, 104, 88, 64, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.315896		$0.279218	$0.270309	$0.300067		$0.329668

Capital gains [2]	—		—	—	—		—

Total	$0.315896		$0.279218	$0.270309	$0.300067		$0.329668

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/11	$11.56	$12.04	$11.58	$11.58	$11.57	$11.96	$11.59

1/31/12	12.19	12.70	12.21	12.21	12.19	12.60	12.22

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.64%	4.45%	4.02%	3.87%	4.38%	4.23%	4.86

Taxable equivalent [4]	7.14	6.85	6.18	5.95	6.74	6.51	7.48

Current 30-day SEC yield [5]	N/A	4.22	3.79	3.64	N/A	4.00	4.62

Taxable equivalent [4]	N/A	6.49	5.83	5.60	N/A	6.15	7.11

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 35.00% federal and state combined tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.19%	6.03%	5.75%	5.75%	5.35%	5.35%	5.95%	5.82%	5.89%

10 years	55.91	49.70	46.67	46.67	44.36	44.36	51.63	46.67	52.10
Annual average	4.54	4.12	3.90	3.90	3.74	3.74	4.25	3.90	4.28

5 years	18.59	13.87	14.97	13.16	14.31	14.31	16.98	13.12	19.28
Annual average	3.47	2.63	2.83	2.50	2.71	2.71	3.19	2.50	3.59

3 years	57.11	50.93	54.11	51.11	53.62	53.62	55.85	50.79	58.37
Annual average	16.25	14.71	15.51	14.75	15.38	15.38	15.94	14.67	16.56

1 year	10.63	6.22	9.93	4.93	9.76	8.76	10.34	6.72	10.97

6 months	6.00	1.73	5.65	0.65	5.58	4.58	5.85	2.46	6.10

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/11	0.80%	1.42%	1.57%	1.07%	0.57%

Annualized expense ratio for the six-month period
ended 1/31/12	0.81%	1.43%	1.58%	1.08%	0.58%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2011, to January 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.24	$7.48	$8.26	$5.65	$3.04

Ending value (after expenses)	$1,082.90	$1,079.70	$1,078.80	$1,080.90	$1,084.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2012, use the following calculation method. To find the value of your investment on August 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.12	$7.25	$8.01	$5.48	$2.95

Ending value (after expenses)	$1,021.06	$1,017.95	$1,017.19	$1,019.71	$1,022.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2012, Putnam employees had approximately $325,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/12 (Unaudited)

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AGO Assured Guaranty, Ltd.	Association Collateralized
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
ASC 820 Accounting Standards Codification	Radian Insd. Radian Group Insured
ASC 820 Fair Value Measurements and Disclosures	U.S. Govt. Coll. U.S. Government Collateralized
COP Certificates of Participation	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities,
Association Collateralized	that carry coupons that reset every one or seven
FRB Floating Rate Bonds: the rate shown is the current	days. The rate shown is the current interest rate at the
interest rate at the close of the reporting period	close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.3%)*	Rating**	Principal amount	Value

Alabama (1.0%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	$6,000,000	$6,062,580

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A
6 1/4s, 11/1/33	BBB	3,000,000	3,325,380
5.8s, 5/1/34	BBB	1,750,000	1,870,313

			11,258,273
Arizona (3.1%)
Calhoun Cnty., Sales & Use Tax Rev. Bonds
(Georgia-Pacific Corp.), 6 3/8s, 11/1/26	Baa3	2,000,000	2,020,000

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	5,575,000	5,753,622
7 1/4s, 12/1/19	BB–/P	500,000	517,340

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BBB+/P	1,510,000	1,548,777
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BBB+/P	2,835,000	2,896,916
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BBB+/P	825,000	931,145

Coconino Cnty., Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. - Navajo), Ser. A,
5 1/8s, 10/1/32	Baa3	4,000,000	4,046,440

Glendale, Indl. Dev. Auth. Rev. Bonds (John C.
Lincoln Hlth. Network), 5s, 12/1/42	BBB	1,000,000	964,900

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	4,800,000	5,488,655

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Career Success Schools), 7 1/8s, 1/1/45	BB+	500,000	503,100
(Great Hearts Academies Project), 6.3s, 7/1/42	BBB/F	430,000	434,528

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	$2,500,000	$2,560,050
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa3	1,000,000	1,046,110
(Horizon Cmnty. Learning Ctr.), 5 1/4s, 6/1/35	BBB	1,395,000	1,243,573
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	2,450,000	2,250,961

Salt Verde, Fin. Corp. Gas Rev. Bonds, 5s, 12/1/37	A3	1,430,000	1,442,341

			33,648,458
Arkansas (0.3%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BBB–/P	2,000,000	2,114,340

Little River Cnty., Rev. Bonds
(Georgia-Pacific Corp.), 5.6s, 10/1/26	Baa3	1,290,000	1,293,754

			3,408,094
California (12.3%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmnty.), 6s, 7/1/31	BBB+	1,295,000	1,360,436

CA Rev. Bonds (Catholic Hlth. Care West), Ser. A,
6s, 7/1/39	A2	5,000,000	5,680,300

CA Edl. Fac. Auth. Rev. Bonds
(Pacific U.), Ser. A, 5s, 11/1/42	A2	785,000	835,389
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa2	1,500,000	1,495,800

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	7,000,000	6,742,540
5 1/4s, 2/1/37	Baa2	3,205,000	3,165,450

CA Muni. Fin. Auth. Rev. Bonds (Emerson College),
6s, 1/1/42	Baa1	3,330,000	3,675,254

CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	2,000,000	2,078,720

CA State G.O. Bonds
5 1/4s, 3/1/30	A1	7,225,000	8,183,830
5s, 9/1/30	A1	7,500,000	8,454,150

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	3,750,000	4,402,463
Ser. A-1, 6s, 3/1/35	A2	2,000,000	2,266,340
(States Prisons — LA), Ser. C, 5 3/4s, 10/1/31	A2	1,000,000	1,140,760
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,750,000	1,839,828
(Judicial Council Projects), Ser. D, 5s, 12/1/31	A2	1,000,000	1,077,180

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(American Baptist Homes West), 6 1/4s, 10/1/39	BBB	2,500,000	2,596,724
(Irvine LLC-UCI East Campus), 6s, 5/15/40	Baa2	6,000,000	6,399,480
(Sr. Living-Presbyterian Homes), Ser. A,
4 7/8s, 11/15/36	BBB–	1,000,000	886,290
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB+	2,025,000	2,114,687
(U. CA Irvine E. Campus Apts. Phase 1),
5 3/8s, 5/15/38	Baa2	1,500,000	1,563,885

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Front Porch Cmntys. & Svcs.), Ser. A,
5 1/8s, 4/1/37	BBB	3,300,000	3,027,189

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Special Tax Rev.
Bonds (Citrus Garden Apt. Project - D1), 5 1/4s,
7/1/22 (Prerefunded 7/1/12)	AAA	$1,000,000	$1,040,720

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BBB–/P	1,785,000	1,668,332
5s, 9/2/30	BBB–/P	1,695,000	1,650,913

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB+/P	1,795,000	1,821,871
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB+/P	335,000	337,023

Foothill/Eastern Corridor Agcy. Rev. Bonds
(Toll Road), 5.85s, 1/15/23	Baa3	1,500,000	1,536,990
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	3,200,000	3,199,711
zero %, 1/15/38	Baa3	9,000,000	1,660,590
zero %, 1/15/37	Baa3	5,000,000	987,000
zero %, 1/15/30	Baa3	6,000,000	1,967,220

Irvine Pub. Fac. & Infrastructure Auth. Special
Assmt., Ser. A, 4 1/2s, 9/2/26	BBB+	1,000,000	1,028,200

Irvine, Impt. Board Act of 1915 Special Assmt.
(Dist. No. 03-19)
5s, 9/2/29	B/P	1,670,000	1,476,764
5s, 9/2/25	B/P	1,270,000	1,175,347

Irvine, Impt. Board Act of 1915 Ltd. Oblig. Special
Assmt. Bonds (No. 03-19 Group 4), 5s, 9/2/29	BB-/P	660,000	633,857

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. A, 5s, 5/15/40	AA	2,000,000	2,194,400

M-S-R Energy Auth. Rev. Bonds
Ser. A, 6 1/2s, 11/1/39	A–	1,250,000	1,525,275
Ser. B, 6 1/2s, 11/1/39	A–	2,000,000	2,440,440

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	340,000	317,441
Ser. D, 5s, 9/1/26	BBB–/P	1,070,000	1,050,419

Oakley, Pub. Fin. Auth. Rev. Bonds, 5 7/8s, 9/2/24	BBB–/P	1,345,000	1,385,982

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	2,875,000	2,881,065

Poway, Unified School Dist. G.O. Bonds,
zero %, 8/1/40	Aa2	7,000,000	1,504,090

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	680,000	683,747
Ser. 97-01, 5.1s, 9/1/35	BB+/P	2,895,000	2,735,601
Ser. 97-01, 5s, 9/1/29	BB+/P	1,355,000	1,304,323

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	15,000,000	2,672,400

San Diego, Unified School Dist. G.O. Bonds
Ser. C, zero %, 7/1/47	Aa2	10,000,000	1,563,300
Ser. C, zero %, 7/1/46	Aa2	5,000,000	823,700
(Election of 2008), Ser. C, zero %, 7/1/40	Aa2	5,000,000	1,137,450

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.
San Francisco City & Cnty. Redev. Agcy. Cmnty.
Fac. Dist. Special Tax (No. 6 Mission Bay
South), Ser. A, 5.15s, 8/1/35	BB+/P	$1,000,000	$942,840

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6 1/2s, 8/1/31	BBB	500,000	538,955

San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
Rev. Bonds, Ser. A, 5 1/2s, 1/15/28	BB–	1,500,000	1,344,135

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds (Impt. Area No. 1), Ser. A
Ser. A 5s, 9/1/29	BBB+	1,000,000	1,033,800
Ser. A 5s, 9/1/28	BBB+	1,000,000	1,036,160
Ser. B, 6 3/8s, 9/1/30 (Prerefunded 3/1/12)	BBB/P	5,785,000	5,812,767

Selma, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. C, AGO, zero %, 8/1/37	AA–	2,400,000	506,016

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	Baa1	1,500,000	1,597,605

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	3,780,000	3,783,704

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1), zero %, 9/1/14	B-/P	2,665,000	2,239,506

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/2s, 8/1/41	A–	750,000	782,820

			133,009,174
Colorado (2.2%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 9s, 1/1/34	BB–/P	750,000	801,450
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	824,766
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB–/F	800,000	845,840
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	4,810,000	4,914,424
(Evangelical Lutheran), 5.9s, 10/1/27	A3	5,000,000	5,048,000
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	2,850,000	2,880,153
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	3,025,000	3,044,148
(Valley View Assn.), 5 1/8s, 5/15/37	BBB+	1,000,000	1,003,360

CO Pub. Hwy. Auth. Rev. Bonds (E-470),
zero %, 9/1/41	Baa2	1,000,000	154,710

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	755,000	756,359

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	Baa2	12,000,000	2,996,880

			23,270,090
Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB	1,735,000	1,744,664

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	2,800,000	2,905,028

			4,649,692
Delaware (0.8%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,816,926
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	6,200,000	6,287,357

			8,104,283

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

District of Columbia (2.2%)
DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	A3	$7,000,000	$7,785,400
(Gallaudet U.), 5 1/2s, 4/1/41	A+	2,000,000	2,194,320

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	B+/F	94,730,000	6,808,244

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B
zero %, 10/1/40	Baa1	995,000	190,592
zero %, 10/1/39	Baa1	10,000,000	2,029,200
zero %, 10/1/38	Baa1	20,000,000	4,299,200

			23,306,956
Florida (5.1%)
Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	1,500,000	1,500,345

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B, 7.04s, 11/1/14	B–/P	155,000	155,209

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt., 5.6s, 5/1/36	B/P	2,350,000	2,075,168

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (Proton Therapy Inst.), Class A,
6s, 9/1/17	BB–/P	860,000	941,597

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Baa3	5,250,000	5,003,985

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	1,820,000	1,823,385

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BB	4,925,000	4,214,372
(Shell Pt./Alliance), 5s, 11/15/32	BB	3,210,000	2,790,068

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	Baa3	2,000,000	2,024,860

Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	1,000,000	1,082,250
Ser. B, 5s, 10/1/41	A2	4,500,000	4,715,550

Middle Village Cmnty. Dev. Dist. Special Assmt.,
Ser. A, 6s, 5/1/35	BB/P	2,000,000	1,847,000

Myrtle Creek, Impt. Dist. Special Assmt. Bonds,
Ser. A, 5.2s, 5/1/37	BB–/P	2,090,000	1,695,345

Orlando Cmnty. Redev. Agcy. Tax Alloc. (Republic
Drive/Universal), 5s, 4/1/24 ∆	A–/F	2,760,000	3,051,594

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	7,000,000	7,205,660

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	2,550,000	1,541,781

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac.
Rev. Bonds (Village On The Isle), 5 1/2s, 1/1/27	BBB/F	1,850,000	1,893,901

Six Mile Creek, Cmnty. Dev. Dist. Special Assmt.,
5 7/8s, 5/1/38	CCC/P	2,000,000	620,000

South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-1, 5 1/8s, 11/1/12 (In default) †	D/P	2,035,000	671,550

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Florida cont.
Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds
(New Port), Ser. A, 5 7/8s,
5/1/38 (In default) †	D/P	$1,880,000	$564,000

Tolomato, Cmnty. Dev. Dist. Special Assmt.
(Split Pine Cmnty. Dev. Dist.), Ser. A, 5 1/4s,
5/1/39 (In default) †	D/P	4,605,000	1,999,077

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
6.55s, 5/1/27 (In default) †	D/P	1,300,000	560,794
5.4s, 5/1/37	CCC/P	3,220,000	2,702,965

Town Ctr. at Palm Coast, Cmnty. Dev. Dist.
Special Assmt., 6s, 5/1/36	B/P	1,860,000	1,331,258

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33	BB/P	865,000	867,647

Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure), Ser. A,
5 3/8s, 5/1/37	B–/P	970,000	668,854

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Dist. No. 8 Phase II), 6 1/8s, 5/1/39	BB–/P	965,000	1,016,213

VLG CDD No. 9 Special Assmt. Rev., 5s, 5/1/22 ∆	B+/P	850,000	864,943

			55,429,371
Georgia (2.5%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	5,000,000	5,847,750

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. B, 9s, 6/1/35	CCC+	4,000,000	4,349,040

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	1,800,000	1,685,556

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.), Ser. A
5 1/4s, 10/1/27 ∆	Baa2	2,625,000	2,811,715
5s, 10/1/32 ∆	Baa2	1,100,000	1,117,633

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 5/8s, 11/15/39	BBB+	1,200,000	1,301,004

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A–	1,255,000	1,352,024

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life
U., Inc.), 7s, 6/15/39	Ba3	4,150,000	4,247,650

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	2,800,000	2,633,455

Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	B–/P	1,400,000	1,435,924

			26,781,751
Guam (0.1%)
Territory of GU, Rev. Bonds, Ser. A,
5 3/8s, 12/1/24	BBB–	1,000,000	1,070,750

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B	500,000	538,105

			1,608,855

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Hawaii (0.9%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	$1,350,000	$1,580,391
(Hawaiian Elec. Co. — Subsidary), 6 1/2s, 7/1/39	Baa1	7,000,000	7,826,910

			9,407,301
Illinois (4.9%)
Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	5,616,000	5,803,406

Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A,
5 3/4s, 1/1/39	A1	5,000,000	5,686,450

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing), 5 5/8s, 3/1/36	B/P	900,000	726,723

IL Fin. Auth. Rev. Bonds
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	2,000,000	2,071,460
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,662,035
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	1,550,000	1,448,894
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	BB–	1,300,000	1,384,175
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	3,500,000	4,200,105
(Roosevelt U.), 6 1/2s, 4/1/39	Baa2	4,000,000	4,343,200
(Roosevelt U.), 6 1/2s, 4/1/44	Baa2	245,000	265,215
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A2	2,150,000	2,600,296
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,250,000	5,895,277

IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	5,045,000	5,134,497

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12	CCC/P	100,503	60,463
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	541,784	392,447
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	6,000,000	6,066,840

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. B, AGM,
zero %, 6/15/43	AAA	13,500,000	2,431,755

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,403,722

			52,576,960
Indiana (1.4%)
IN State Fin. Auth. Rev. Bonds (U.S.
Steel Corp.), 6s, 12/1/26	BB	2,000,000	2,060,520

IN State Fin. Auth. VRDN, Ser. A-2, 0.05s, 2/1/37	VMIG1	11,000,000	11,000,000

IN State Fin. Auth. Edl. Fac. VRDN
(Depauw U.), Ser. A, 0.07s, 7/1/36	VMIG1	500,000	500,000
Ser. A-1, 0.05s, 2/1/37	VMIG1	1,100,000	1,100,000

			14,660,520
Iowa (0.9%)
IA Fin. Auth. Hlth. Fac. Rev. Bonds

(Care Initiatives), Ser. A, 5 1/4s, 7/1/18	BB+	2,500,000	2,463,825
(Care Initiatives), Ser. A, 5 1/2s, 7/1/25	BB+	3,185,000	2,886,693
(Care Initiatives), Ser. A, 5s, 7/1/20	BB+	1,700,000	1,585,709

Marion Hlth. Care Fac. Rev. Bonds (First Mtge.),
Ser. IA, 8s, 1/1/29	CCC	45,000	45,519

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	3,000,000	2,414,040

			9,395,786

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Kansas (0.5%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village), 7 1/4s, 5/15/39	BB/P	$1,500,000	$1,566,015
5 1/2s, 5/15/39	BB/P	500,000	438,180
5 3/8s, 5/15/27	BB/P	3,400,000	3,131,467

			5,135,662
Kentucky (1.0%)
Breckinridge Cnty., Lease Program VRDN, Ser. A,
0.06s, 2/1/32	VMIG1	3,335,000	3,335,000

KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtge.), Ser. IA, 8s, 1/1/29	B+/P	230,000	233,220
(Masonic Home Indpt. Living II), 7 3/8s, 5/15/46	BB–/P	1,350,000	1,415,840
(Masonic Home Indpt. Living II), 7 1/4s, 5/15/41	BB–/P	900,000	940,635

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	4,000,000	4,159,720

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa3	855,000	902,641

			10,987,056
Louisiana (1.3%)
LA Hlth. Ed. Auth. Rev. Bonds (Lambeth House),
Ser. A, 6.2s, 1/1/28	B+/P	3,000,000	3,000,780

Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	2,250,000	2,130,165

St. John Baptist Parish Rev. Bonds (Marathon
Oil Corp.), Ser. A, 5 1/8s, 6/1/37	Baa2	3,690,000	3,749,003

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	A3	5,350,000	5,403,232

			14,283,180
Maine (0.7%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7 1/2s, 7/1/32	Baa3	3,000,000	3,459,870

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	5,000,000	4,587,200

			8,047,070
Maryland (1.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,700,000	2,087,107

MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (Washington Cnty. Hosp.), 6s, 1/1/43	BBB–	4,760,000	4,983,434

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	B–/P	600,000	613,206

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	4,800,000	4,472,928
6s, 5/1/24	BB/P	2,000,000	1,930,920

			14,087,595

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Massachusetts (5.8%)
MA Dev. Fin. Agcy. Sr. Living Fac. Rev. Bonds
(Groves-Lincoln), Ser. A, 7 3/4s, 6/1/39	BB–/P	$2,000,000	$2,064,920

MA State Dev. Fin. Agcy. Rev. Bonds
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,170,200
(Eastern Nazarene College), 5 5/8s, 4/1/29	BB+	2,000,000	1,966,360
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/31	B–/P	704,147	570,739
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/39	B–/P	1,159,997	888,094
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/46	B–/P	2,616,363	1,961,670
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	238,451	158,911
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	1,186,016	13,046
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	1,840,000	2,117,894
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	2,050,020
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,300,000	1,344,226
(Wheelock College), Ser. C, 5 1/4s, 10/1/37	BBB	2,000,000	2,034,100

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	2,150,000	2,183,261

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	4,400,000	4,446,244
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded 12/15/12)	AAA/P	5,115,000	5,571,156
(Emerson Hosp.), Ser. E, Radian Insd., 5s, 8/15/25	BB/P	3,500,000	3,289,860
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	1,400,000	1,317,918
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	5,685,000	5,750,378
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	6,035,000	6,090,702
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,738,203
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	956,770
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	3,950,000	3,780,071
(Quincy Med. Ctr.), Ser. A, 6 1/2s,
1/15/38 (In default) †	D/P	1,279,242	29,423
(Springfield College), 5 5/8s, 10/15/40	Baa1	3,500,000	3,635,835
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	2,125,000	2,256,346
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,400,000	1,556,604
(Winchester Hosp.), 5 1/4s, 7/1/38	BBB+	2,000,000	2,060,200

			63,003,151
Michigan (1.6%)
Advanced Tech. Academy Pub. School Rev. Bonds,
6s, 11/1/28	BBB–	1,695,000	1,604,131

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
Bonds (Glacier Hills, Inc.), State & Local Govt.
Coll., 8 3/8s, 1/15/19 (Escrowed to maturity)	AA+	1,668,000	2,096,809

Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1,
5s, 4/1/15	BB	2,880,000	2,645,510

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.)
7 1/2s, 7/1/39	Ba1	700,000	747,551
6s, 7/1/20	Ba1	1,640,000	1,653,546

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba3	1,405,000	1,405,998

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI Higher Ed. Fac. Auth. VRDN (U. of Detroit),
0.07s, 11/1/36	VMIG1	$2,525,000	$2,525,000

MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford
Hlth.), 5 3/4s, 11/15/39	A1	4,400,000	4,790,588

			17,469,133
Minnesota (1.5%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	2,400,000	2,592,720

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care)
5 1/2s, 10/1/41	B/P	1,000,000	946,870
5 3/8s, 10/1/26	B/P	250,000	244,650

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	1,375,000	1,399,489
(Presbyterian Homes), 6s, 10/1/27	BB/P	1,250,000	1,279,938

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/31	BBB–	1,500,000	1,549,575

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	800,000	756,232

St. Paul, Hsg. & Redev. Auth. Charter School
Lease Rev. Bonds (Nova Classical Academy),
Ser. A, 6 3/8s, 9/1/31	BBB–	500,000	520,500

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	5,035,000	5,171,549

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,250,000	1,271,388

Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
(Healtheast), 5 1/2s, 11/15/27	Ba1	1,000,000	1,000,300

			16,733,211
Mississippi (0.7%)
Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds,
Ser. A, 5s, 5/1/37	A3	1,000,000	1,046,920

Warren Cnty., Gulf Opportunity Zone (Intl.
Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	5,400,000	6,051,186

			7,098,106
Missouri (0.2%)
MO State Hlth. & Edl. Fac. Auth. VRDN (BJC Hlth.
Syst.), Ser. B, 0.04s, 5/15/34	VMIG1	1,900,000	1,900,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single
Fam. Home Ownership Loan), Ser. A-1, GNMA Coll.,
FNMA Coll., 6 3/4s, 3/1/34	AA+	395,000	416,314

			2,316,314
Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	748,560

			748,560
Nebraska (0.3%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	Ba3	1,500,000	1,552,035

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 5/8s, 1/1/40	A–/F	1,825,000	1,937,858

			3,489,893

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Nevada (0.9%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 142), 6 3/8s, 8/1/23	BB/P	$910,000	$940,403
(Summerlin No. 151), 5s, 8/1/25	BB–/P	300,000	226,329
(Summerlin No. 151), 5s, 8/1/20	BB–/P	335,000	278,254
(Summerlin No. 151), 5s, 8/1/19	BB–/P	1,140,000	970,072
(Summerlin No. 151), 5s, 8/1/18	BB–/P	1,095,000	956,264
(Summerlin No. 151), 5s, 8/1/17	BB–/P	1,295,000	1,162,146

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	780,000	727,436
(No. T-18), 5s, 9/1/14	CCC/P	2,320,000	1,448,585

Las Vegas, Local Impt. Board Special Assmt.
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB/P	955,000	931,746
(Dist. No. 607), 5.9s, 6/1/18	BB/P	195,000	191,258
(Dist. No. 607), 5.9s, 6/1/17	BB/P	1,440,000	1,428,854

			9,261,347
New Hampshire (0.8%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	6,000,000	5,795,820

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Huntington
at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	2,400,000	2,426,232

			8,222,052
New Jersey (5.3%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	5,500,000	5,393,135

NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 1/2s, 6/15/24	BBB	5,000,000	5,046,400
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB–/F	1,750,000	1,774,010
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	757,488
(First Mtge. Presbyterian Home), Ser. A,
6 1/4s, 11/1/20	BB/P	550,000	546,651
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	466,260
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	5,110,000	5,501,222
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	4,000,000	4,012,240
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	3,000,000	3,035,430

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	3,590,000	3,314,073

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,000,000	6,232,260
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Baa3	2,500,000	2,699,075
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	2,000,000	2,060,320
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,500,000	3,361,610

NJ State Trans. Trust Fund Auth. Rev. Bonds,
Ser. B, 5 1/4s, 6/15/36	A1	8,000,000	8,966,960

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 1A, 4 3/4s, 6/1/34	B2	5,000,000	3,729,150

			56,896,284

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

New Mexico (1.2%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa3	$3,000,000	$3,146,430
(San Juan), Ser. A, 4 7/8s, 4/1/33	Baa3	7,660,000	7,447,588
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,750,000	2,673,743

			13,267,761
New York (4.9%)
Albany, Indl. Dev. Agcy. Rev. Bonds
(Charitable Leadership), Ser. A, 5 3/4s, 7/1/26
(In default) †	D/P	2,000,000	1,162,640

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	3,000,000	3,214,950

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	733,275

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/39	B+/P	1,250,000	1,228,463

NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	Aa3	1,000,000	1,173,870
(Staten Island U. Hosp. Project), 6.45s, 7/1/32
(Prerefunded 7/1/12)	AAA/P	1,370,000	1,417,101
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	BB/P	3,000,000	3,004,770
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	Ba3	3,250,000	2,756,910

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, U.S. Govt.
Coll., 6 3/8s, 7/1/31 (Prerefunded 7/1/12)	AAA/P	570,000	584,336

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s,
8/1/12 (In default) †	D/P	4,500,000	4,071,555
(American Airlines — JFK Intl. Arpt.), 7 1/2s,
8/1/16 (In default) †	D/P	3,465,000	3,101,660
(British Airways PLC), 5 1/4s, 12/1/32	BB–	2,325,000	1,899,711
(Jetblue Airways Corp.), 5 1/8s, 5/15/30	B–	3,680,000	3,235,898
(Jetblue Airways Corp.), 5s, 5/15/20	B–	675,000	628,459

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
Ser. AA, 5s, 6/15/34	AA+	3,250,000	3,720,113

NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1A, 5 1/4s, 7/15/37	Aa3	3,000,000	3,414,090

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	4,180,000	4,322,454

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	1,800,000	1,822,878

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,500,045

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	2,100,000	2,293,662

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/35	BB–	1,660,000	1,675,106

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

New York cont.
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	$3,325,000	$3,327,826
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	750,000	750,413
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	960,000	980,419

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B	500,000	500,300

			52,520,904
North Carolina (0.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), 6s, 6/1/31	BBB	1,000,000	1,055,810

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6 1/8s, 11/1/38	BBB+/F	400,000	422,880
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	750,000	772,185

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	2,500,000	2,499,750
(First Mtge. United Methodist), Ser. C,
5 1/2s, 10/1/32	BB+/P	2,000,000	1,990,060

			6,740,685
Ohio (3.5%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth.
Care), Ser. B, 0.06s, 10/1/31	VMIG1	200,000	200,000

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 7/8s, 6/1/30	B3	8,480,000	6,592,437
5 3/4s, 6/1/34	B3	13,300,000	9,930,844
5 1/8s, 6/1/24	B3	2,500,000	1,979,525

Columbus, Swr. VRDN, Ser. B, 0.03s, 6/1/32	VMIG1	2,230,000	2,230,000

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.)
5 5/8s, 8/15/32	A–	2,900,000	2,923,403
Ser. A, 5 1/4s, 8/15/46	A–	4,950,000	4,957,821

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	1,695,000	1,055,561

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	Baa1	1,550,000	1,622,277

OH State Air Quality Dev. Auth. Rev. Bonds
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,450,000	1,620,303

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	4,850,000	5,129,409

			38,241,580
Oklahoma (1.1%)
OK State Tpk. Auth. VRDN, Ser. E, 0.06s, 1/1/28	VMIG1	11,820,000	11,820,000

			11,820,000
Oregon (0.8%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB/P	6,900,000	6,908,487

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	2,000	2,027

Warm Springs Reservation, Confederated Tribes
Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6 3/8s, 11/1/33	A3	1,800,000	1,908,522

			8,819,036

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Pennsylvania (4.5%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev.
Bonds (Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	$765,000	$797,337

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	B+	4,765,000	3,850,739

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6 7/8s, 5/1/30	BB	3,400,000	3,671,218
(U.S. Steel Corp.), 6 3/4s, 11/1/24	BB	1,000,000	1,077,860

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(US Steel Corp.), 6 3/4s, 6/1/26	BB	1,460,000	1,592,349

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A,
6 1/8s, 1/1/25	BB/P	3,840,000	3,852,403

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Jenners Pond, Inc.)
7 5/8s, 7/1/34 (Prerefunded 7/1/12)	AAA/P	1,700,000	1,785,442
7 1/4s, 7/1/24 (Prerefunded 7/1/12)	AAA/P	1,725,000	1,809,042

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Diakon Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,790,000	1,717,362

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A
6 1/2s, 7/1/40	BB–/P	3,000,000	3,097,560
6 3/8s, 7/1/30	BB–/P	1,375,000	1,429,918

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.), 5 1/4s, 4/1/30	BBB+	1,530,000	1,606,500

Montgomery Cnty., Indl. Auth. Resource Recvy.
Rev. Bonds (Whitemarsh Cont. Care),
6 1/4s, 2/1/35	B–/P	2,400,000	2,205,936

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	4,000,000	4,542,920

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	1,000,000	1,074,150
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,400,000	1,487,206
(Edinboro U.), 5 7/8s, 7/1/38	Baa3	1,000,000	1,045,770
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,523,970

PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds (East Stroudsburg U.), 5s, 7/1/42	Baa3	1,655,000	1,637,060

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	1,720,000	1,820,775

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst. Oblig. Group),
7 1/4s, 7/1/18 (In default) †	D/P	5,515,765	552

Philadelphia, Hosp. & Higher Edl. Fac. Auth.
Hosp. Rev. Bonds (Graduate Hlth. Syst.), Ser. B,
6 1/4s, 7/1/13 (In default) †	D/P	535,300	54

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/26 ∆	A1	2,000,000	2,250,620

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	3,675,000	3,829,901

Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
8 1/2s, 1/1/29	B/P	1,141,000	1,141,605

			48,848,249

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Puerto Rico (4.2%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6s, 7/1/39	Baa1	$2,515,000	$2,775,378
(Pub. Impt.), Ser. A, 5 3/4s, 7/1/41	Baa1	5,000,000	5,507,250

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/44	Baa2	8,500,000	9,188,160

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	7,400,000	7,401,406

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, 6 3/4s, 7/1/36	Baa1	5,000,000	5,773,600

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A
NATL, zero %, 8/1/43	Aa2	20,000,000	3,534,000
zero %, 8/1/31	A1	31,000,000	11,309,420

			45,489,214
South Carolina (—%)
Georgetown Cnty., Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5.3s, 3/1/28	BBB	500,000	504,180

			504,180
South Dakota (0.3%)
SD Edl. Enhancement Funding Corp. SD Tobacco
Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	A3	3,615,000	3,716,365

			3,716,365
Tennessee (0.7%)
Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
(Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33
(Prerefunded 7/1/12)	BBB+/F	4,000,000	4,221,520

Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/25 (Prerefunded 7/1/12)	Baa1	3,000,000	3,160,020

			7,381,540
Texas (9.7%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	2,500,000	2,217,950
5.9s, 11/15/25	B+/P	6,122,000	5,153,867

Alliance, Arpt. Auth. Rev. Bonds (American
Airlines, Inc.), 5 1/4s, 12/1/29 (In default) †	D/P	2,520,000	656,258

Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
(American Opty-Waterford), Ser. A1, 7s, 12/1/36	B1	4,500,000	4,390,875

Brazoria Cnty., Brazos River Harbor Naval Dist.
Env. FRB (Dow Chemical Co.), Ser. A-4,
5.95s, 5/15/33	BBB	5,150,000	5,532,388

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC)
Ser. D-1, 8 1/4s, 5/1/33	Ca	3,000,000	631,650
5s, 3/1/41	Ca	1,000,000	150,050

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/18) (Dow Chemical),
5.9s, 5/1/38	BBB	1,850,000	1,984,292

Crawford Ed. Fac. Rev. Bonds (U. St. Thomas),
5 3/8s, 10/1/27	BBB+	3,985,000	3,997,911

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Texas cont.
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Rev.
Bonds (American Airlines, Inc.), 5 1/2s,
11/1/30 (In default) †	D/P	$1,500,000	$390,600

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc. Term. Project),
6 1/2s, 7/15/30	B3	2,000,000	2,039,480
(Continental Airlines, Inc.), Ser. C,
5.7s, 7/15/29	B3	4,985,000	4,726,378
(Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/29	B3	2,505,000	2,517,826
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	502,560
(Special Fac. — Continental Airlines, Inc.),
Ser. E, 6 3/4s, 7/1/21	B3	8,400,000	8,457,960

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	2,450,000	2,681,770
(Kipp, Inc.), Ser. A, 6 1/4s, 8/15/39	BBB	2,375,000	2,593,643

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	8,000,000	8,139,600

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	2,400,000	2,735,136
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	3,000,000	2,959,080

North TX, Thruway Auth. Rev. Bonds
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	3,370,000	3,595,352
Ser. B, zero %, 9/1/37	AA	3,000,000	706,620

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6.5s, 1/1/15), 1/1/43 ††	A2	5,300,000	5,326,924

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.08s, 11/15/33	VMIG1	2,100,000	2,100,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/44	B+/P	8,000,000	8,516,960
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	1,000,000	1,069,540
(Air Force Village), 6 3/8s, 11/15/44	BBB/F	5,825,000	6,091,086

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	4,500,000	4,781,430

TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7s, 6/30/40	Baa3	4,500,000	5,081,715
(NTE Mobility), 6 7/8s, 12/31/39	BBB–/F	3,350,000	3,739,840

Uptown, Dev. Auth. Tax Increment Contract Tax
Alloc. (Infrastructure Impt. Fac.), 5 1/2s, 9/1/29	BBB	1,000,000	1,043,990

			104,512,731
Utah (1.5%)
Murray City, Hosp. Rev. VRDN (IHC Hlth.
Svcs., Inc.), Ser. B, 0.06s, 5/15/37	VMIG1	15,970,000	15,970,000

			15,970,000
Virginia (2.4%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), 5s, 1/1/31	B+/P	1,100,000	1,102,321

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care
Fac. Rev. Bonds (Lucy Corr Village), Ser. A,
6 1/4s, 12/1/38	BB–/P	2,000,000	1,981,800

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Virginia cont.
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	$3,860,000	$3,881,076
6 1/2s, 6/1/22	BB+/P	2,825,000	2,842,685

James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	2,500,000	2,511,325

Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Kendal at Lexington), Ser. A, 5 1/2s, 1/1/37	B+/P	1,460,000	1,350,208

Peninsula Ports Auth. Rev. Bonds (VA Baptist
Homes), Ser. A, 7 3/8s, 12/1/32 (Prerefunded
12/1/13)	AA+	4,000,000	4,505,960

Washington Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mountain States Hlth. Alliance),
Ser. C, 7 3/4s, 7/1/38	Baa1	5,100,000	5,972,457

Winchester, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), Ser. A,
5.3s, 1/1/35	BBB+/F	2,000,000	2,008,980

			26,156,812
Washington (1.3%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	2,065,000	2,149,789
6 1/2s, 6/1/26	A3	4,470,000	4,670,748

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	1,600,000	1,646,464

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	3,000,000	3,244,170
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa2	2,000,000	2,057,580

			13,768,751
West Virginia (0.7%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	BBB	500,000	520,165

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BBB–	4,525,000	4,524,548

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	2,330,000	2,359,568

			7,404,281
Wisconsin (0.8%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds, 7s, 6/1/28
(Prerefunded 6/1/12)	Aaa	2,280,000	2,330,776

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,350,000	1,479,830
(St. Johns Cmntys. Inc.), Ser. A, 7 1/4s, 9/15/29	BB/P	1,000,000	1,103,700
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,433,110

			8,347,416

Total municipal bonds and notes (cost $1,021,590,045)			$1,061,803,683

PREFERRED STOCKS (0.9%)*			Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 7.50%
cum. pfd.			5,151,996	$4,902,794

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s
cum. pfd.			6,000,000	5,161,380

Total preferred stocks (cost $11,151,996)				$10,064,174

COMMON STOCKS (—%)*			Shares	Value

Tembec, Inc. (Canada) †			10,751	$40,208

Total common stocks (cost $8,077,612)				$40,208

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tembec, Inc. (Canada)	3/3/12	CAD 0.13	23,892	$119

Total warrants (cost $979,144)				$119

TOTAL INVESTMENTS

Total investments (cost $1,041,798,797)				$1,071,908,184

Key to holding’s currency abbreviations
CAD	Canadian Dollar

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through January 31, 2012 (the reporting period).

* Percentages indicated are based on net assets of $1,080,088,051.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆ Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	36.3%
Transportation	10.7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$40,208	$—	$—

Total common stocks	40,208	—	—

Municipal bonds and notes	$—	$1,061,803,683	$—

Preferred stocks	—	10,064,174	—

Warrants	119	—	—

Totals by level	$40,327	$1,071,867,857	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,041,798,797)	$1,071,908,184

Cash	1,398,002

Interest and other receivables	12,932,638

Receivable for shares of the fund sold	2,451,141

Receivable for investments sold	6,362,316

Receivable for sales of delayed delivery securities (Notes 1)	30,776

Total assets	1,095,083,057

LIABILITIES

Distributions payable to shareholders	1,298,341

Payable for investments purchased	1,015,540

Payable for purchases of delayed delivery securities (Note 1)	10,020,879

Payable for shares of the fund repurchased	1,576,819

Payable for compensation of Manager (Note 2)	432,387

Payable for investor servicing fees (Note 2)	42,939

Payable for custodian fees (Note 2)	6,702

Payable for Trustee compensation and expenses (Note 2)	297,119

Payable for administrative services (Note 2)	2,028

Payable for distribution fees (Note 2)	232,157

Other accrued expenses	70,095

Total liabilities	14,995,006

Net assets	$1,080,088,051

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,260,183,875

Undistributed net investment income (Note 1)	3,396,386

Accumulated net realized loss on investments (Note 1)	(213,601,597)

Net unrealized appreciation of investments	30,109,387

Total — Representing net assets applicable to capital shares outstanding	$1,080,088,051

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($918,964,858 divided by 75,398,381 shares)	$12.19

Offering price per class A share (100/96.00 of $12.19)*	$12.70

Net asset value and offering price per class B share ($11,961,244 divided by 979,864 shares)**	$12.21

Net asset value and offering price per class C share ($50,137,184 divided by 4,106,903 shares)**	$12.21

Net asset value and redemption price per class M share ($8,992,482 divided by 737,755 shares)	$12.19

Offering price per class M share (100/96.75 of $12.19)†	$12.60

Net asset value, offering price and redemption price per class Y share
($90,032,283 divided by 7,368,802 shares)	$12.22

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/12 (Unaudited)

INTEREST INCOME	$30,680,854

EXPENSES

Compensation of Manager (Note 2)	$2,440,556

Investor servicing fees (Note 2)	257,215

Custodian fees (Note 2)	7,167

Trustee compensation and expenses (Note 2)	41,227

Administrative services (Note 2)	14,631

Distribution fees — Class A (Note 2)	1,025,974

Distribution fees — Class B (Note 2)	49,769

Distribution fees — Class C (Note 2)	222,499

Distribution fees — Class M (Note 2)	22,106

Other	143,878

Total expenses	4,225,022

Expense reduction (Note 2)	(1,389)

Net expenses	4,223,633

Net investment income	26,457,221

Net realized loss on investments (Notes 1 and 3)	(3,556,662)

Net unrealized appreciation of investments during the period	57,408,617

Net gain on investments	53,851,955

Net increase in net assets resulting from operations	$80,309,176

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/12*	Year ended 7/31/11

Operations:
Net investment income	$26,457,221	$55,753,334

Net realized loss on investments	(3,556,662)	(16,849,206)

Net unrealized appreciation (depreciation) of investments	57,408,617	(6,507,080)

Net increase in net assets resulting from operations	80,309,176	32,397,048

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(525,053)	(30,601)

Class B	(6,866)	(571)

Class C	(28,040)	(1,446)

Class M	(5,180)	(317)

Class Y	(36,700)	(1,474)

From tax-exempt net investment income
Class A	(22,940,575)	(47,968,529)

Class B	(268,231)	(757,371)

Class C	(981,933)	(1,892,802)

Class M	(218,461)	(472,058)

Class Y	(1,595,513)	(2,549,190)

Increase in capital from settlement payments (Note 7)	2,171	204,004

Redemption fees (Note 1)	356	300,889

Increase (decrease) from capital share
transactions (Note 4)	43,958,385	(11,515,688)

Total increase (decrease) in net assets	97,663,536	(32,288,106)

NET ASSETS

Beginning of period	982,424,515	1,014,712,621

End of period (including undistributed net investment
income of $3,396,386 and $3,545,717, respectively)	$1,080,088,051	$982,424,515

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
January 31, 2012 **	$11.56	.31	.64	.95	(.32)	(.32)	— [c]	— [d]	$12.19	8.29 *	$918,965	.41 *	2.67 *	15 *
July 31, 2011	11.77	.65	(.23)	.42	(.63)	(.63)	— [c]	— [e]	11.56	3.79	862,832.80		5.74	14
July 31, 2010	10.39	.65	1.36	2.01	(.63)	(.63)	— [c]	— [f]	11.77	19.64	908,190.83		5.71	23
July 31, 2009	11.93	.62	(1.52)	(.90)	(.64)	(.64)	— [c]	—	10.39	(7.15)	806,921	.83 [g]	6.31 [g]	16
July 31, 2008	12.88	.64	(.96)	(.32)	(.63)	(.63)	— [c]	—	11.93	(2.57)	1,049,449	.82 [g]	5.14 [g]	46
July 31, 2007	12.95	.62	(.07)	.55	(.62)	(.62)	—	—	12.88	4.26	1,216,301	.82 [g]	4.72 [g]	10

Class B
January 31, 2012 **	$11.58	.28	.63	.91	(.28)	(.28)	— [c]	— [d]	$12.21	7.97 *	$11,961	.72 *	2.36 *	15 *
July 31, 2011	11.79	.58	(.23)	.35	(.56)	(.56)	— [c]	— [e]	11.58	3.20	11,987	1.42	5.09	14
July 31, 2010	10.40	.58	1.37	1.95	(.56)	(.56)	— [c]	— [f]	11.79	18.99	21,822	1.45	5.12	23
July 31, 2009	11.94	.56	(1.52)	(.96)	(.58)	(.58)	— [c]	—	10.40	(7.76)	32,843	1.46 [g]	5.65 [g]	16
July 31, 2008	12.90	.57	(.98)	(.41)	(.55)	(.55)	— [c]	—	11.94	(3.25)	64,075	1.45 [g]	4.49 [g]	46
July 31, 2007	12.97	.54	(.07)	.47	(.54)	(.54)	—	—	12.90	3.67	103,765	1.45 [g]	4.09 [g]	10

Class C
January 31, 2012 **	$11.58	.27	.63	.90	(.27)	(.27)	— [c]	— [d]	$12.21	7.88 *	$50,137	.79 *	2.28 *	15 *
July 31, 2011	11.79	.57	(.23)	.34	(.55)	(.55)	— [c]	— [e]	11.58	2.99	40,797	1.57	4.98	14
July 31, 2010	10.40	.56	1.37	1.93	(.54)	(.54)	— [c]	— [f]	11.79	18.83	36,864	1.60	4.92	23
July 31, 2009	11.93	.54	(1.51)	(.97)	(.56)	(.56)	— [c]	—	10.40	(7.78)	21,010	1.61 [g]	5.56 [g]	16
July 31, 2008	12.88	.55	(.97)	(.42)	(.53)	(.53)	— [c]	—	11.93	(3.27)	19,022	1.60 [g]	4.36 [g]	46
July 31, 2007	12.96	.52	(.08)	.44	(.52)	(.52)	—	—	12.88	3.35	19,265	1.60 [g]	3.95 [g]	10

Class M
January 31, 2012 **	$11.57	.30	.62	.92	(.30)	(.30)	— [c]	— [d]	$12.19	8.09 *	$8,992	.54 *	2.53 *	15 *
July 31, 2011	11.77	.62	(.22)	.40	(.60)	(.60)	— [c]	— [e]	11.57	3.61	8,544	1.07	5.47	14
July 31, 2010	10.39	.62	1.36	1.98	(.60)	(.60)	— [c]	— [f]	11.77	19.32	9,549	1.10	5.44	23
July 31, 2009	11.92	.59	(1.51)	(.92)	(.61)	(.61)	— [c]	—	10.39	(7.35)	7,781	1.11 [g]	6.02 [g]	16
July 31, 2008	12.88	.61	(.98)	(.37)	(.59)	(.59)	— [c]	—	11.92	(2.89)	10,204	1.10 [g]	4.85 [g]	46
July 31, 2007	12.95	.58	(.07)	.51	(.58)	(.58)	—	—	12.88	4.01	10,816	1.10 [g]	4.44 [g]	10

Class Y
January 31, 2012 **	$11.59	.33	.63	.96	(.33)	(.33)	— [c]	— [d]	$12.22	8.42 *	$90,032	.29 *	2.78 *	15 *
July 31, 2011	11.79	.68	(.22)	.46	(.66)	(.66)	— [c]	— [e]	11.59	4.17	58,265.57		5.98	14
July 31, 2010	10.40	.68	1.36	2.04	(.65)	(.65)	— [c]	— [f]	11.79	20.01	38,287.60		5.85	23
July 31, 2009	11.93	.64	(1.50)	(.86)	(.67)	(.67)	— [c]	—	10.40	(6.88)	4,340	.61 [g]	6.57 [g]	16
July 31, 2008 †	12.49	.40	(.57)	(.17)	(.39)	(.39)	— [c]	—	11.93	(1.41) *	167	.35 *[g]	3.21 *[g]	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Securities, Inc., which amounted to less than $0.01 per share outstanding as of August 22, 2011.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2009	0.02%

July 31, 2008	0.01

July 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income exempt from federal income tax by investing in a combination of lower rated and investment-grade securities. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through January 31, 2012.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a capital loss carryover of $194,867,361 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$87,799,907	$—	$87,799,907	July 31, 2012

36,670,752	—	36,670,752	July 31, 2013

4,270,473	—	4,270,473	July 31, 2016

17,411,277	—	17,411,277	July 31, 2017

33,971,635	—	33,971,635	July 31, 2018

14,743,317	—	14,743,317	July 31, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $17,014,757 of losses recognized during the period from November 1, 2010 to its fiscal year ending July 31, 2011.

The aggregate identified cost on a tax basis is $1,041,554,251, resulting in gross unrealized appreciation and depreciation of $80,044,243 and $49,690,310, respectively, or net unrealized appreciation of $30,353,933.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,389 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $775, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $41,408 and $707 from the sale of class A and class M shares, respectively, and received $6,252 and $739 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $11 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $184,667,677 and $146,410,972, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	5,092,026	$60,386,759	12,816,839	$149,595,440

Shares issued in connection with
reinvestment of distributions	1,506,931	17,756,580	2,939,350	33,679,745

	6,598,957	78,143,339	15,756,189	183,275,185

Shares repurchased	(5,808,588)	(68,568,105)	(18,305,486)	(210,072,411)

Net increase (decrease)	790,369	$9,575,234	(2,549,297)	$(26,797,226)

	Six months ended 1/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	134,997	$1,592,246	205,258	$2,383,505

Shares issued in connection with
reinvestment of distributions	16,312	192,466	41,869	481,863

	151,309	1,784,712	247,127	2,865,368

Shares repurchased	(206,339)	(2,424,295)	(1,063,411)	(12,269,968)

Net decrease	(55,030)	$(639,583)	(816,284)	$(9,404,600)

	Six months ended 1/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	809,471	$9,552,274	1,233,241	$14,311,369

Shares issued in connection with
reinvestment of distributions	44,286	523,095	79,472	911,535

	853,757	10,075,369	1,312,713	15,222,904

Shares repurchased	(269,079)	(3,173,330)	(918,178)	(10,392,635)

Net increase	584,678	$6,902,039	394,535	$4,830,269

	Six months ended 1/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	33,556	$395,673	27,463	$317,532

Shares issued in connection with
reinvestment of distributions	15,961	188,026	33,323	381,955

	49,517	583,699	60,786	699,487

Shares repurchased	(50,523)	(594,684)	(133,234)	(1,515,158)

Net decrease	(1,006)	$(10,985)	(72,448)	$(815,671)

	Six months ended 1/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,598,299	$42,784,657	3,019,572	$34,695,803

Shares issued in connection with
reinvestment of distributions	23,061	272,796	37,836	434,925

	3,621,360	43,057,453	3,057,408	35,130,728

Shares repurchased	(1,279,682)	(14,925,773)	(1,276,951)	(14,459,188)

Net increase	2,341,678	$28,131,680	1,780,457	$20,671,540

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$119	Payables	$—

Total		$119		$—

The following is a summary of unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$(2,382)	$(2,382)

Total	$(2,382)	$(2,382)

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $199,294 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $4,710 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
Jameson A. Baxter, Chair	Accounting Officer	Susan G. Malloy
Ravi Akhoury		Vice President and
Barbara M. Baumann	Robert R. Leveille	Assistant Treasurer
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill
Paul L. Joskow

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA042
272648 3/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 30, 2012